Exhibit (a)(32)

Website Updates

GENCO SHIPPING & TRADING LIMITED

Comprehensive Value Strategy | Strong Governance | Diana's Takeover Attempt | Diana's Proxy Fight | Shareholder Resources | FAQs | How to Vote



Shareholder Resources

Shareholder Letters

MAY 18, 2026
Genco Shareholder Letter
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MAY 15, 2026
Genco Shareholder Letter
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MAY 7, 2026
Genco Shareholder Letter
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MARCH 30, 2026
Genco Shareholder Letter
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Infographics

MAY 12, 2026
Genco Myth vs Fact Infographic
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Presentations

MAY 26, 2026
Setting the Record Straight on Inaccuracies in Diana's Investor Presentation
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MAY 21, 2026
Delivering Superior Returns and Creating Value for All Shareholders
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Press Releases

MAY 21, 2026
Genco Shipping & Trading Limited Files Investor Presentation and Urges Shareholders to Vote for the Company's Highly Qualified Nominees and Reject Diana's Inadequate Tender Offer
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MAY 18, 2026
Genco Shipping & Trading Limited Responds to Diana's Latest Misleading Claims and Gamesmanship
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MAY 18, 2026
Genco Shipping & Trading Limited Sends Letter to Shareholders from Chairman and CEO John Wobensmith
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MAY 15, 2026
Genco Shipping & Trading Limited Board of Directors Unanimously Rejects Diana Shipping's Unsolicited Tender Offer
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MAY 12, 2026
Genco Shipping & Trading Limited Sets the Record Straight on Diana's False and Misleading Claims
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MAY 7, 2026
Genco Shipping & Trading Limited Issues Statement Regarding Diana's Unsubstantiated Assertions
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MAY 7, 2026
Genco Shipping & Trading Limited Files Definitive Proxy Materials and Mails Letter to Shareholders
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MAY 4, 2026
Genco Shipping & Trading to Review Diana Shipping's Unsolicited Tender Offer
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APRIL 24, 2026
Genco Shipping & Trading Files Preliminary Proxy Statement in Connection with 2026 Annual Meeting of Shareholders
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APRIL 13, 2026
Genco Shipping & Trading Issues Statement Regarding Diana Shipping's Letter to Shareholders
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APRIL 7, 2026
Genco Shipping & Trading Launches Website for Shareholders
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MARCH 30, 2026
Genco Shipping & Trading Sends Letter to Shareholders
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MARCH 20, 2026
Genco Shipping & Trading Issues Statement
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MARCH 19, 2026
Genco Shipping & Trading Rejects Revised, Non-Binding Indicative Proposal from Diana Shipping Inc.
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MARCH 6, 2026
Genco Shipping & Trading Responds to Revised Unsolicited Proposal from Diana Shipping Inc.
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JANUARY 16, 2026
Genco Shipping & Trading Responds to Diana Shipping Inc.'s Intent to Nominate Directors to Replace Entire Genco Board
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JANUARY 13, 2026
Genco Shipping & Trading Rejects Non-Binding Indicative Proposal from Diana Shipping Inc.
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NOVEMBER 24, 2025
Genco Shipping & Trading Confirms Receipt of a Non-Binding Indicative Proposal from Diana Shipping Inc.
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SEC Filings

MAY 21, 2026
Genco Shipping & Trading Limited Issues Investor Presentation and Posts on LinkedIn
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MAY 18, 2026
Genco Shipping & Trading Sends Letter to Shareholders, Issues Statement and Posts on LinkedIn
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MAY 15, 2026
Genco Shipping & Trading Shareholder Letter, Rejection of Unsolicited Tender and LinkedIn Post
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MAY 15, 2026
Genco Shipping & Trading Schedule 14D-9
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MAY 12, 2026
Genco Shipping & Trading Sets the Record Straight on Diana's False and Misleading Claims and Sends Infographic to its Shareholders
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MAY 7, 2026
Genco Shipping & Trading Limited Issues Statement Regarding Diana's Unsubstantiated Assertions
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MAY 7, 2026
Genco Shipping & Trading Letter to Shareholders and LinkedIn Post
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MAY 7, 2026
Genco Shipping & Trading Definitive Proxy Statement
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MAY 4, 2026
Genco Shipping & Trading to Review Diana Shipping's Unsolicited Tender Offer
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APRIL 24, 2026
Genco Shipping & Trading Preliminary Proxy Statement
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APRIL 13, 2026
Genco Shipping & Trading Issues Statement Regarding Diana Shipping's Letter to Shareholders
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APRIL 7, 2026
Genco Shipping & Trading Launches Website for Shareholders
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MARCH 31, 2026
Genco Shipping & Trading Letter to Shareholders and LinkedIn Post
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MARCH 30, 2026
Genco Shipping & Trading Sends Letter to Shareholders
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MARCH 20, 2026
Genco Shipping & Trading Issues Statement
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MARCH 19, 2026
Genco Shipping & Trading Rejects Revised, Non-Binding Indicative Proposal from Diana Shipping Inc.
DOWNLOAD PDF

MARCH 6, 2026
Genco Shipping & Trading Responds to Revised Unsolicited Proposal from Diana Shipping Inc.
DOWNLOAD PDF

JANUARY 16, 2026
Genco Shipping & Trading Responds to Diana Shipping Inc.'s Intent to Nominate Directors to Replace Entire Genco Board
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JANUARY 13, 2026
Genco Shipping & Trading Rejects Non-Binding Indicative Proposal from Diana Shipping Inc.
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NOVEMBER 24, 2025
Genco Shipping & Trading Confirms Receipt of a Non-Binding Indicative Proposal from Diana Shipping Inc.
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INVESTOR CONTACT

Peter Allen
Chief Financial Officer
Genco Shipping & Trading Limited
(646) 443-8550

MEDIA CONTACT

Leon Berman
IGB Group
(212) 477-8438
lberman@igbir.com

Learn more about Genco at www.gencoshipping.com

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